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                                                                   EXHIBIT 10.8



                          COMMON STOCK PURCHASE WARRANT
         TO PURCHASE 404,760 SHARES OF COMMON STOCK, $0.01 PAR VALUE OF
                         VALUEVISION INTERNATIONAL, INC.


NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THE RESTATED ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE COMPANY SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE COMPANY, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY. NOT MORE THAN 20% OF THE AGGREGATE VOTING POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE VOTED BY OR FOR THE ACCOUNT OF "ALIENS." IF, NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS," THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE COMPANY OR IF THE AGGREGATE VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY, THE COMPANY HAS THE RIGHT TO REDEEM SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF SHARES AND/OR PERCENTAGE OF VOTING POWER HELD BY OR FOR THE ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE ALLOWED UNDER THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OR AS OTHERWISE REQUIRED BY APPLICABLE FEDERAL LAW. AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR REPRESENTATIVES, FOREIGN GOVERNMENTS AND THEIR REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAW OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE

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DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF
EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

WARRANT NO. NBCI-1
ISSUE DATE:  September 13, 1999


         THIS CERTIFIES that, for value received, Xoom.com, Inc., a Delaware corporation (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the closing of the NBCi Reorganization (as defined below) and on or before the Final Expiration Date (as defined below), to subscribe for and purchase from ValueVision International, Inc., a Minnesota corporation (the "Company"), up to 404,760 fully paid and non-assessable shares ("Shares") of the Company's Common Stock, $.01 par value, ("Common Stock") at a purchase price per share of $24.706 (the "Purchase Price"). This Warrant (the "Warrant") is being issued pursuant to the Warrant Purchase Agreement dated as of September 13, 1999 (the "Effective Date") by and among the Holder, the Company and Snap! LLC, a Delaware limited liability company (the "Warrant Purchase Agreement").

         1. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (a) the transfer complies with the Articles of Incorporation of the Company, as partially described in the legend set forth above and (b) transferor provides, at the Company's request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended, and the securities laws applicable with respect to any other applicable jurisdiction. Notwithstanding the foregoing, no opinion of counsel shall be necessary for (i) a transfer not involving a change in beneficial ownership or (ii) a transfer by the Holder to any of its affiliates or (iii) transfers in compliance with Rule 144, so long as the Company is furnished with reasonably satisfactory evidence of compliance with such Rule.

         2.    Exercise of Warrant.

               2.1 The term of this Warrant shall commence on the closing of the Agreement and Plan of Contribution, Investment and Merger (the "NBCi Contribution Agreement") among National Broadcasting Company, Inc., GE Investments Subsidiary, Inc., Neon Media Corporation, Xenon 2, Inc. and Xoom.com, Inc. dated as of May 9, 1999, as amended and restated on July 8, 1999 (the "NBCi Reorganization"), and, subject to the terms below, shall expire in its entirety on September 12, 2004 at 5 p.m., New York standard time (the "Final Expiration Date").

               2.2 This Warrant may be exercised for all or part of the Shares for which it is then exercisable, in whole or in part, at any time or from time to time from the closing of the NBCi

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Reorganization until the Final Expiration Date by the surrender of this Warrant and a Notice of Warrant Exercise in the form of Exhibit 1 duly executed to the office of the Company at 6740 Shady Oak Road, Minneapolis, Minnesota 55344 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder for notices under the Warrant Purchase Agreement), and upon payment of the Purchase Price of the shares thereby purchased (by wire transfer, cash or by certified check or bank draft payable to the order of the Company in an amount equal to the Purchase Price of the shares thereby purchased); whereupon the Company shall promptly issue and deliver to the person or persons entitled to receive the same a certificate for the number of shares of Common Stock so purchased dated as of the close of business on the date on which such exercise occurred.

               2.3 The Company covenants that all shares of Common Stock that may be issued upon the exercise of rights represented by this Warrant will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing shares of Common Stock issued hereunder.

               2.4 If this Warrant is exercised, in part, the Company will promptly return a new warrant (dated the date hereof) of like tenor, exercisable for a number of Shares equal (without giving effect to any adjustment therein) to the number of Shares for which this Warrant is exercisable minus the number of Shares for which this Warrant is then exercised.

               2.5 In the event that the closing of the NBCi Reorganization does not occur by December 31, 1999 or the NBCi Contribution Agreement is terminated before such date, then this Warrant shall immediately terminate, and the Holder shall not be entitled to exercise this Warrant, whether in whole or in part.

         3.    Net Exercise.

               3.1  In lieu of exercising this Warrant in accordance with
Section 2.2 above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

               X = Y times (A-B)
               -----------------
                      A

  Where  X = the number of Shares to be issued to the Holder.

         Y = the number of Shares for which this Warrant is being exercised.


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         A =  the Market Price of one Share on the date of delivery of the notice pursuant to this Section 3.

         B = the Purchase Price.

               3.2 For purposes of this Section 3 and Section 4, "Market Price" shall mean, with respect to a share of Common Stock on any day, except as set forth below in the case that the shares of Common Stock are not publicly held or listed, the average of the "quoted prices" of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The term "quoted prices" of the Common Stock shall mean the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. Notwithstanding the foregoing, if the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Market Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors; provided, however, that if the Holder shall dispute the fair market value as determined by the Board, the Holder and the Company may retain an independent expert mutually agreed upon in good faith by the Holder and the Board (an "Independent Expert"). The determination of fair market value by the Independent Expert shall be final, binding and conclusive on the Company and the Holder. All costs and expenses of the Independent Expert shall be borne by the Holder unless the determination of fair market value is more favorable to such Holder by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

               3.3 Notwithstanding anything to the contrary contained herein, the Holder may elect to receive a net issuance of shares of Common Stock pursuant to this Section 3 when exercising this Warrant in part.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the Market Price of a full share.

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         5.    Adjustments. The purchase rights set forth are subject to
adjustment as provided below.

               5.1 Stock Splits, Stock Dividends and Combinations. If the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend with respect to the Common Stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately prior to that subdivision shall be proportionately increased and the Purchase Price proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately prior to that combination shall be proportionately decreased and the Purchase Price proportionately increased and, in the event of a stock dividend, the Purchase Price shall be proportionately decreased. Any adjustment under this Section 5.1 shall become effective at the close of business on the date the subdivision, stock dividend or combination becomes effective.

               5.2 Reclassification, Exchange, Substitution and In-Kind Distribution. If the Common Stock issuable on exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above) or upon the payment of a dividend in cash, securities or property other than Common Stock, then the holder of this Warrant shall, upon its exercise, be entitled to receive, in lieu of the Common Stock that the holder would have become entitled to receive but for such change, that number of shares of such other class or classes of stock that is equivalent to the number of shares of Common Stock that the holder would have received had the holder exercised this Warrant immediately prior to that change. Following any reclassification, exchange, substitution or in-kind distribution, the Company shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be nearly equivalent as may be practicable to the adjustments provided for in this Section 5 including, without limitation, adjustments to the Purchase Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 5.2 shall similarly apply to successive reclassifications, exchanges, substitutions or other events and successive dividends.

               5.3 Reorganizations, Mergers, Consolidations or Sale of Assets. In case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), consolidation or in case of any sale of all or substantially all of the assets of the Company, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property issuable or payable, as the case may be, upon such merger, consolidation, sale of assets or other change to a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent


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as may be practicable to the adjustments provided for in this paragraph 5. The provisions of this subparagraph 5.3 shall similarly apply to successive mergers, consolidations, sale of assets and other changes and transfers.

               5.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Common Stock or other securities issuable upon exercise of this Warrant, by first class mail, postage prepaid, to the registered holder of this Warrant at the holder's address for notices in the Warrant Purchase Agreement. This notice shall state that adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. The Company further agrees to notify the Holder in writing of a reorganization, merger or sale in accordance with Section 5.3 hereof at least thirty (30) days prior to the effective date thereof.

               5.5 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the number of shares of Common Stock issuable upon its exercise. A Warrant issued after any adjustment on exercise or upon replacement may continue to express the same number of shares of Common Stock as are stated on this Warrant as initially issued, and such number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

               5.6 Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of its Common Stock from time to time issuable upon exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock issuable upon the exercise of conversion of this Warrant.

               5.7 Notices of Record Date. In the event the Company intends to declare a record date for the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the holder of this Warrant at least ten days prior to the proposed record date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               5.8 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all time in good faith assist in carrying out of all the provisions of this Section 5 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 5 against impairment. If the Company takes any action affecting the Common Stock other than as described above that adversely affects the Holder's rights under this


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

Warrant, the Purchase Price shall be adjusted downward.

         6. No Rights as Stockholders. This Warrant, by itself, as distinguished from any shares purchased hereunder, does not entitle the holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

         7. Investment Representations. The holder of this Warrant by receiving this Warrant makes the representations contained in Section 3.2(g)(i) of the Warrant Purchase Agreement.

         8.    Legends.

               8.1 Inclusion of Legends. Each certificate representing Shares shall be endorsed with the a legend substantially similar to the legend set forth in this Warrant (in addition to any legend required by applicable state securities laws). The Company need not register a transfer of Shares unless the conditions specified in the foregoing legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

               8.2 Removal of Legends and Transfer Restrictions. The legend relating to the Securities Act of 1933, as amended (the "Act") endorsed on a stock certificate pursuant to Section 8.1 and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as those contained in Rule 144.

         9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation or delivery, in lieu of this Warrant.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday in New York.


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         11.   Miscellaneous. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date of this Warrant. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said state.

         IN WITNESS WHEREOF, ValueVision International, Inc. has caused this Warrant to be executed by its duly authorized officer.


Dated:  September 13, 1999


                                       VALUEVISION INTERNATIONAL, INC.



                                       By /s/ Gene McCaffery
                                         -------------------------------------
                                         Name:
                                         Title: Chief Executive Officer














                        [SIGNATURE PAGE TO NBCI WARRANT]


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




                                    Exhibit 1

                           NOTICE OF WARRANT EXERCISE



To:      VALUEVISION INTERNATIONAL, INC.



         (1)   The undersigned  hereby elects to exercise the attached  Warrant
with respect to             shares of Common Stock of ValueVision International,
Inc. pursuant to the terms of the attached Warrant, and



    [  ]       (a)  tenders herewith payment of the purchase price in full or

    [  ]       (b)  elects to exercise this Warrant using the Net Exercise provisions of Section 3 of the Warrant

    (CHECK ONE)

         (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the under-signed:


                         -------------------------------
                                     (Name)


                         -------------------------------
                                    (Address)



-----------------------------               -------------------------------
(Date)                                      (Signature)